THE BLUE & WHITE FUND

                     a series of Blue and White Funds Trust

                                                               December 17, 2002
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                          Supplement to the Prospectus
                             dated November 1, 2002

Please note the following changes to your prospectus with respect to the Blue & White Fund:


The Subscription Period for the Fund has been extended through Friday, January 31, 2003. The Fund will commence operations on Monday, February 3, 2003. Please see the discussion below for more information about the Subscription Period.


The Fund's Subscription Period
The distributor of the Blue & White Fund (the "Fund") will solicit orders to purchase shares of the Fund during an initial public offering period from Friday, November 1, 2002 to Friday, January 31, 2003 (the "Subscription Period"), at a subscription/offering price of $10.00 per share.

Orders received during the Subscription Period will not be processed before commencement of operations (now scheduled for Monday, February 3, 2003). Orders to purchase shares of the Fund that are accompanied by payment and that are received after November 1, 2002 will be deemed orders to purchase shares of the Fund as of the commencement of operations and will be processed and priced at the initial offering price of $10.00 per share into the appropriate class of the Fund on February 3, 2003.

Thus, in order to obtain the initial offering price of $10.00 per share, an order, accompanied by payment, must be received on or after November 1, 2002, but not later than 4:00 P.M. Eastern Time, January 31, 2003.

Please note that any monies you send to the Fund during this Subscription Period will remain uninvested until the commencement of operations on February 3, 2003 and will earn no interest. As a result, there is a risk that you could lose out on possible earnings if the payment you send to the Fund during this Subscription Period would have been invested in the market.

Shares of the Fund will not be available to the public prior to the Fund's commencement of operations except through this subscription offer.


          The Fund's Prospectus is available by calling 1-877-494-1186 or via the Internet at www.blueandwhitefund.com.


    Please keep this Supplement dated December 17, 2002 with your Prospectus.